UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 27, 2004

MGI PHARMA, INC.

(Exact name of registrant as specified in its charter)

Minnesota	0-10736	41-1364647
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

5775 West Old Shakopee Road, Suite 100, Bloomington, Minnesota 55437

(Address of principal executive offices)

Registrant’s telephone number, including area code: (952) 346-4700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provision (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 – Regulation FD

Item 7.01.	Regulation FD Disclosure.

On September 27, 2004, officers of MGI PHARMA, Inc. (the “Company”) made a presentation to attendees at the UBS Global Life Sciences Conference. Certain slides presented by the Company at that presentation are included as an exhibit to this report. These slides describe several new product candidates, and Kadian®, a product to be marketed by the Company pursuant to a promotion agreement with Alpharma, Inc, as previously disclosed. These slides also contain revised full year earnings guidance for the Company’s fiscal year ended December 31, 2004 as well as previously disclosed full year earnings guidance for its fiscal year ended December 31, 2005.

Section 9 – Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits

(c)	Exhibits.

99.1	Certain slides from MGI PHARMA, Inc. slide presentation at UBS Global Life Sciences Conference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: September 27, 2004	MGI PHARMA, Inc.

	By:	/s/ William C. Brown
William C. Brown
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

99.1	Certain slides from MGI PHARMA, Inc. slide presentation at UBS Global Life Sciences Conference.